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                                                                      Exhibit 24

                               POWER OF ATTORNEY
                               -----------------


     We, the undersigned Directors and Officers of The Black & Decker Corporation (the "Corporation"), hereby constitute and appoint Nolan D. Archibald, Thomas M. Schoewe and Charles E. Fenton, and each of them, with power of substitution, our true and lawful attorneys-in-fact with full power to sign for us, in our names and in the capacities indicated below, a Registration Statement on Form S-8, and any and all amendments thereto (including post-effective amendments), for the purpose of registering under the Securities Act of 1933, as amended, up to 100,000 shares of Common Stock of the Corporation under The Black & Decker Non-Employee Directors Stock Plan.



/s/ NOLAN D. ARCHIBALD          Director, Chairman,        April 28, 1998
---------------------------     President and Chief
Nolan D. Archibald              Executive Officer
                                (Principal Executive
                                Officer)


/s/ NORMAN R. AUGUSTINE         Director                   April 28, 1998
---------------------------
Norman R. Augustine


/s/ BARBARA L. BOWLES           Director                   April 28, 1998
---------------------------
Barbara L. Bowles


/s/ MALCOLM CANDLISH            Director                   April 28, 1998
---------------------------
Malcolm Candlish


/s/ ALONZO G. DECKER, JR.       Director                   April 28, 1998
---------------------------
Alonzo G. Decker, Jr.


/s/ ANTHONY LUISO               Director                   April 28, 1998
---------------------------
Anthony Luiso


/s/ MARK H. WILLES              Director                   April 28, 1998
---------------------------
Mark H. Willes


/s/ M. CABELL WOODWARD, JR.     Director                   April 28, 1998
---------------------------
M. Cabell Woodward, Jr.


/s/ THOMAS M. SCHOEWE           Senior Vice President      April 28, 1998
---------------------------     and Chief Financial
Thomas M. Schoewe               Officer (Principal
                                Financial Officer)



 /s/ STEPHEN F. REEVES          Vice President and         April 28, 1998
---------------------------     Controller
Stephen F. Reeves               (Principal Accounting
                                Officer)